                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1995, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                      /S/ JOHN S. REED
                                             ----------------------------------
                                                           Signature

                                                          JOHN S. REED
                                             -----------------------------------
                                                          Name (please print)

                                                        FEBRUARY 21, 1996
                                             -----------------------------------
                                                             Date


Dated:   February  21, 1996

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1995, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                   /S/ D. WAYNE CALLOWAY
                                           -------------------------------------
                                                           Signature

                                                       D. WAYNE CALLOWAY
                                           -------------------------------------
                                                       Name (please print)

                                                       FEBRUARY 9, 1996
                                           -------------------------------------
                                                            Date


Dated:   February  9, 1996

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1995, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                   /S/COLBY H. CHANDLER
                                          -------------------------------------
                                                          Signature

                                                      COLBY CHANDLER
                                          --------------------------------------
                                                         Name (please print)

                                                      FEBRUARY 9, 1996
                                          --------------------------------------
                                                            Date




Dated:   February  9, 1996

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1995, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                       /S/PEI-YUAN CHIA
                                          -------------------------------------
                                                           Signature

                                                          PEI-YUAN CHIA
                                          --------------------------------------
                                                         Name (please print)

                                                        JANUARY 31, 1996
                                          --------------------------------------
                                                            Date




Dated: January 31, 1996

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1995, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                      /S/PAUL J. COLLINS
                                           -------------------------------------
                                                            Signature

                                                         PAUL J. COLLINS
                                           -------------------------------------
                                                         Name (please print)


                                                         7 FEBRUARY 1996
                                           -------------------------------------
                                                            Date




Dated:   February  7, 1996

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1995, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                      /S/ K.T. DERR
                                           -------------------------------------
                                                          Signature

                                                          K.T. DERR
                                           -------------------------------------
                                                       Name (please print)

                                                           1/31/96
                                           -------------------------------------
                                                           Date




Dated:   January 31, 1996

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1995, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                     /S/ H.J. HAYNES
                                           -------------------------------------
                                                         Signature

                                                         H.J. HAYNES
                                           -------------------------------------
                                                      Name (please print)

                                                          1/31/96
                                           -------------------------------------
                                                           Date




Dated:   January  31, 1996

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1995, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /S/ WILLIAM R. RHODES
                                           -------------------------------------
                                                        Signature

                                                      WILLIAM R. RHODES
                                           -------------------------------------
                                                      Name (please print)

                                                         2/20/96
                                           -------------------------------------
                                                          Date



Dated:   February  20, 1996

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1995, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /S/ ROZANNE L. RIDGWAY
                                           -------------------------------------
                                                          Signature

                                                      ROZANNE L. RIDGWAY
                                           -------------------------------------
                                                       Name (please print)

                                                           1/31/96
                                           -------------------------------------
                                                            Date




Dated:   January 31, 1996

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1995, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                    /S/ H.O. RUDING
                                           -------------------------------------
                                                        Signature

                                                        H.O. RUDING
                                           -------------------------------------
                                                      Name (please print)

                                                       FEBRUARY 4, 1996
                                           -------------------------------------
                                                            Date



Dated:   February  4, 1996

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1995, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /S/ ROBERT B. SHAPIRO
                                           -------------------------------------
                                                         Signature

                                                      ROBERT B. SHAPIRO
                                           -------------------------------------
                                                       Name (please print)

                                                      January 31, 1996
                                           -------------------------------------
                                                            Date




Dated:   January  31, 1996

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1995, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                   /S/ FRANK A. SHRONTZ
                                           -------------------------------------
                                                          Signature

                                                       FRANK A. SHRONTZ
                                           -------------------------------------
                                                        Name (please print)

                                                          FEB. 3, 96
                                           -------------------------------------
                                                            Date




Dated:   February  3, 1996

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1995, each of Charles E. Long, Executive Vice President and Secretary, George Seegers and Gregory J. Koczanski his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                     /S/ ROGER B. SMITH
                                           -------------------------------------
                                                          Signature

                                                         ROGER B. SMITH
                                           -------------------------------------
                                                        Name (please print)

                                                         JANUARY 31, 1996
                                           -------------------------------------
                                                               Date




Dated:   January  31, 1996